Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated January 29, 2010 to

the Investor’s Select Variable Universal Life Prospectus

the Consultant Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies ("Policies") issued by Lincoln Benefit Life Company.

We have received notice that the Board of Trustees ("Board") of Premier VIT has approved the liquidation, on or about April 30, 2010, of the Premier VIT NACM Small Cap Class 1 Portfolio (“Portfolio”).

Due to the liquidation of the Portfolio, we will no longer accept new premiums for investment in, nor will we permit transfers to, the Premier VIT NACM Small Cap Sub-Account ("Sub-Account") on or after April 30, 2010.

As the Sub-Account will no longer be offered as an investment option, you may wish to transfer, prior to April 30, 2010 some or all of your Policy Value in the Sub-Account to the other investment options currently offered by your Policy. These transfers are not subject to a transfer fee. Any value remaining in the Sub-Account will be transferred automatically, as of April 30, 2010, to the Fidelity VIP Money Market Sub-Account (“Money Market Sub-Account”), an investment option already available under your Policy.

If you currently allocate Policy Value to the Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, any allocations to the Sub-Account will be automatically allocated, as of April 30, 2010, to the Money Market Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Money Market Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

If your Policy Value in the Sub-Account is transferred automatically to the Money Market Sub-Account, for 60 days following the automatic transfer, you may transfer your Policy Value in the Money Market Sub-Account to any other investment option(s) available under your Contract. Such transfer is not subject to a transfer fee.

Please keep this supplement for future reference together with your prospectus.